Exhibit 99.2

TABLE OF CONTENTS

Preface:

The following information should be read in conjunction with the financial information of the Company, which has been filed with the Securities and Exchange Commission. All financial information herein is calculated in accordance with generally accepted accounting principles unless otherwise noted.

The amounts presented with respect to life insurance sales represent annualized statutory-basis premiums. Annualized statutory-basis premiums in the Protection Products segment represent the total premium scheduled to be collected on a policy or contract over a twelve-month period. Pursuant to the terms of certain of the policies and contracts issued by the company, premiums and deposits may be paid or deposited on a monthly, quarterly, or semi-annual basis. Annualized statutory-basis premium does not apply to single premium paying business. All premiums received on COLI and BOLI business and single premium paying policies during the periods presented are included. Statutory basis premiums are used in lieu of GAAP basis premiums because, in accordance with statutory accounting practices, revenues from all classes of long-duration contracts are measured on the same basis, whereas GAAP provides different revenue recognition rules for different classes of long-duration contracts. The amounts presented with respect to annuity and mutual fund sales represent deposits made by customers during the periods presented.

The information presented should not be viewed as a substitute for revenues determined in accordance with GAAP. Revenues in accordance with GAAP related to product sales are generated from both current and prior period sales that are in-force during the reporting period. For protection products GAAP recognizes premium revenue when due from a policyholder. For accumulation products, GAAP revenues are a function of fee based charges applied to a contractholder’s account balance. Because of how revenues are recognized in accordance with GAAP, we do not believe GAAP revenues are meaningful in assessing the periodic sales production of a life insurance company and, accordingly, a reconciliation to GAAP revenues would not be meaningful.

All amounts included herein are unaudited. Certain total amounts herein cannot be recalculated due to rounding.

WALL STREET ANALYST COVERAGE DATA

Brokerage	Analyst	Telephone
Conning Research & Consulting, Inc.	David Montgomery	(917) 368-4753
Credit Suisse First Boston	Caitlin Long	(212) 325-2165
Deutsche Bank Securities Inc.	Vanessa Wilson	(212) 469-7351
Dowling & Partners Securities, LLC	Len Savage	(860) 676-8600
Fox-Pitt, Kelton Inc.	Jonathan Joseph	(212) 687-8600
Goldman Sachs	Joan Zief	(212) 902-6778
Keefe, Bruyette & Woods, Inc.	Jukka Lipponen	(860) 722-5902
Langen McAlenney	Robert Glasspiegel	(860) 724-1203
Legg Mason Wood Walker Inc.	Thomas Gallagher	(212) 972-0859
Lehman Brothers Inc.	E. Stewart Johnson	(212) 526-8190
Philo Smith & Co., Inc.	James Inglis	(203) 348-7365
Putnam Lovell NBF	Al Capra	(212) 546-7640

Investor Information Line

Contact: Jay Davis

Tel (212) 708-2917

E-mail jdavis@mony.com

Visit our internet site at www.mony.com

CORPORATE OFFICES, PRINCIPAL SUBSIDIARIES

MONY Life Insurance Company	Trusted Securites Advisors Corp.
1740 Broadway	7760 France Avenue South, Suite 420
New York, NY 10019	Minneapolis, MN 55435

MONY Life Insurance Company of America	The Advest Group, Inc.
1740 Broadway	90 State House Square
New York, NY 10019	Hartford, CT 06103

U.S. Financial Life Insurance Company	Matrix Capital Markets Group Inc.
10290 Alliance Road	11 South 12th Street
Cincinnati, OH 45242	Suite 325
Richmond, VA 23219

Enterprise Capital Management, Inc.
3343 Peachtree Road, NE, Suite 450	Lebenthal & Co., Inc.
Atlanta, GA 30326	120 Broadway
New York, NY 10271

MONY Securities Corporation
1740 Broadway
New York, NY 10019

CORPORATE RATINGS

CLAIMS PAYING ABILITY/	SENIOR DEBT
FINANCIAL STRENGTH RATINGS (1)	RATINGS (2)

Standard	Standard
& Poors	& Poors
A+	BBB+

A.M. (3)	A.M.
Best	Best
A	bbb+

Moody’s	Moody’s
A2	Baa2

Fitch	Fitch
A+	BBB+

(1)	MONY Life Insurance Company and MONY Life Insurance Company of America
(2)	The MONY Group Inc.
(3)	MONY Life Insurance Company, MONY Life Insurance Company of America, and U.S. Financial Life Insurance Company

(Unaudited)

SUMMARY FINANCIAL INFORMATION

	Three-Months Ended March 31,
	2003	2002
	($ millions, except per share amounts)

CONSOLIDATED INCOME STATEMENT DATA :
Net Income	$7.6	$14.3
Net realized (gains)/losses from investments	(9.4)	0.9

Adjusted operating (loss)/income including net results from venture capital investments:	(1.8)	15.2
Net (income)/loss from venture capital investments	5.2	(3.3)

Adjusted operating income (1)(2):	$3.4	$11.9

PER SHARE CALCULATIONS:
NET INCOME PER SHARE:
Basic	$0.16	$0.30
Diluted	$0.16	$0.29
ADJUSTED OPERATING (LOSS)/INCOME INCLUDING NET RESULTS FROM VENTURE CAPITAL INVESTMENTS:
Basic	$(0.04)	$0.32
Diluted	$(0.04)	$0.31
ADJUSTED OPERATING INCOME(1)(2):
Basic	$0.07	$0.25
Diluted	$0.07	$0.24
Share Data
Weighted-average shares outstanding used in basic per share calculations	46,961,194	48,012,310
Plus: Incremental shares from assumed conversion of dilutive securities	23,816	1,724,895

Weighted-average shares used in diluted per share calculations	46,985,010	49,737,205

OTHER DATA:
Employee count	3,219	3,550
Career agent count (Domestic and International)	1,514	1,742
US Financial Life Brokerage General Agencies	230	229
Trusted Advisors Registered Representatives	488	492
Active Enterprise Selling Agreements	360	376
Advest Financial Advisors	509	480

(1)	In addition to reporting and measuring the company’s results of operations based on net income/(loss) as determined in accordance with generally accepted accounting principles (GAAP), the company also reports what it refers to as “adjusted operating income/(loss)”, which, while derived from our results in accordance with GAAP, represents a non-GAAP financial measure. The company defines “adjusted operating income/(loss)” as net income/(loss) determined in accordance with GAAP excluding after–tax net realized gains/(losses) and the net after-tax results from venture capital investments”. The company also reports “adjusted operating income including the net after-tax results from venture capital investments” which is also a non-GAAP financial measure. Both the company and the many users of its financial information use these non-GAAP financial measures to evaluate the company’s operating performance.

(2)	Includes a gain from an insurance settlement from the events of September 11, 2001 of $2.6 million or $0.05 per share.

(Unaudited)

SUMMARY FINANCIAL INFORMATION—CONTINUED

	March 31, 2003	December 31, 2002
	($ millions)

CONSOLIDATED BALANCE SHEET DATA
Invested assets (including cash and cash equivalents)	$12,967.2	$12,745.4
Separate accounts assets	4,025.1	4,140.6
Other assets	2,984.6	2,990.4

Total Assets	$19,976.9	$19,876.4

Policyholders' liabilities	$11,121.5	$11,018.8
Separate account liabilities	4,022.1	4,137.6
Short term debt	7.0	7.0
Long term debt	876.3	876.3
Other liabilities	1,947.0	1,838.2

Total Liabilities	17,973.9	17,877.9
Equity, excluding accumulated comprehensive income	1,947.0	1,938.6
Accumulated comprehensive income (ACI)	56.0	59.9

Total Shareholders' Equity	2,003.0	1,998.5

Total Liabilities and Shareholders' Equity	$19,976.9	$19,876.4

SHARE DATA:
Diluted book value per share	$42.63	$42.54
Diluted book value per share (excluding accumulated comprehensive income)	$41.44	$41.26
CAPITALIZATION:
Long term debt	$876.3	$876.3
Shareholders' Equity (Excluding ACI)	1,947.0	1,938.6

Total capitalization	$2,823.3	$2,814.9

Debt as Percent of Total Capitalization	31.0%	31.1%

STATUTORY DATA (1):
Capital and Surplus	$873.0	$906.4
Asset Valuation Reserve (AVR)	214.5	211.7

Total Capital and Surplus plus AVR	$1,087.5	$1,118.1

(1)	The statutory basis surplus was computed on the basis of Statutory Accounting Practices, which are those accounting principles or practices prescribed or permitted by an insurer’s domiciliary state. Statutory Accounting Practices are set forth in the insurance laws, regulations and administrative rulings of each state, publications of the National Association of Insurance Commissioners and other documents. The objectives of Statutory Accounting Practices differ from Generally Accepted Accounting Principles. Statutory Accounting Practices are designed to address the concerns of regulators. Generally Accepted Accounting Principles are designed to meet the varying needs of different users of financial statements. Statutory Accounting Practices are generally considered to be more conservative than Generally Accepted Accounting Principles and attempt to determine at the financial statement date an insurer’s ability to pay claims in the future. Generally Accepted Accounting Principles, on the other hand, stress measurement of earnings of a business from period to period, by matching revenues and expenses.

Exhibit 1

(Unaudited)

CONSOLIDATED INCOME STATEMENT DATA (1)

	Three-Months Ended March 31,
	2003	2002
	($ millions)

REVENUES:
Premiums	$166.8	$164.4
Universal life and investment-type product policy fees	53.0	49.0
Net investment income	175.1	187.4
Net realized gains/(losses) on investments	16.6	(2.4)
Group Pension Profits	—	7.7
Retail brokerage and investment banking revenues	94.6	93.1
Other income	37.0	38.2

	543.1	537.4

BENEFITS AND EXPENSES:
Benefits to policyholders	196.3	190.7
Interest credited to policyholders account balances	33.9	27.9
Amortization of deferred policy acquisition costs	31.0	32.8
Dividends to policyholders	61.9	61.5
Other operating costs and expenses	213.2	203.4

	536.3	516.3

Income from continuing operations before income tax	6.8	21.1
Income tax expense	1.5	6.8

Net income from continuing operations	5.3	14.3

Discontinued operations: Income from real estate to be disposed of, net of income tax benefit of $1.2 million	2.3	—

Net income	$7.6	$14.3

(1)	These income statements present the consolidated results of operations of the Company for the periods indicated as will be reported on the Company's filings with the Securities and Exchange Commission.

Exhibit 2

PROTECTION PRODUCTS SEGMENT

The “Protection Products” segment represents a wide range of individual life insurance products, including whole life, term life, universal life, variable universal life, last survivor variable life and group universal life. Also included in the Protection Products segment are the: (i) assets and liabilities transferred pursuant to the Group Pension Transaction, as well as the Group Pension Profits in 2001, (ii) the Closed Block assets and liabilities, as well as the contribution from the Closed Block, and (iii) the Company’s disability income insurance business which was transferred in the DI Transaction.

Exhibit 3

(Unaudited)

PROTECTION PRODUCTS SEGMENT

INCOME STATEMENT DATA

	Three-Months Ended March 31,
	2003	2002
	($ millions)

REVENUES:
Premiums	$160.8	$160.4
Universal life and investment-type product policy fees	42.4	35.7
Net investment income	142.9	153.7
Group Pension Profits	—	7.7
Other income	3.1	5.8

Total revenues	349.2	363.3

BENEFITS AND EXPENSES:
Benefits to policyholders	179.5	176.0
Interest credited to policyholder account balances	18.2	15.4
Amortization of deferred policy acquisition costs	27.6	26.9
Dividends to policyholders	61.5	60.9
Other operating costs and expenses	56.4	56.6

Total benefits and expenses	343.2	335.8

Pre-tax income from continuing operations excluding net realized gains/(losses) on investments	6.0	27.5
Net realized gains/(losses) on investments	7.5	(2.0)

Pre-tax income from continuing operations	13.5	25.5
Discontinued operations—pre-tax	3.0	—

Pre-tax income	$16.5	$25.5

RECONCILIATION OF “PRE-TAX INCOME FROM CONTINUING OPERATIONS EXCLUDING NET REALIZED GAINS/(LOSSES) ON INVESTMENTS” TO “ADJUSTED OPERATING INCOME INCLUDING NET RESULTS FROM VENTURE CAPITAL INVESTMENTS”
Pre-tax income from continuing operations, excluding net realized gains/(losses) on investments	$6.0	$27.5
Change in Policyholder dividend liability resulting from closed block realized gains/(losses)	5.6	(1.1)

Pre-tax adjusted operating income, including net results of venture capital investments	$11.6	$26.4

	Three-Months Ended March 31,
	2003	2002
	($ millions)
Pre-tax adjusted operating income including net results of venture capital investments	$11.6	$26.4
Net loss/(gains) from venture capital investments	4.9	(3.9)

Pre-tax adjusted operating income	$16.5	$22.5

Exhibit 4A

(Unaudited)

GROUP PENSION PROFIT

SUMMARY INCOME STATEMENT

	Three-Months Ended March 31,
INCOME STATEMENT DATA (1):	2003	2002
	($ millions)

REVENUES:
Policy product fees	$—	$4.7
Net investment income	—	23.2
Net realized loss on investments	—	(0.2)

Total revenues	—	27.7

BENEFITS AND EXPENSES:
Interest credited to policyholder account balances	—	15.8
Other operating costs and expenses	—	4.2

Total benefits and expenses	—	20.0

Group Pension Profits	—	7.7

(1)	As explained in the notes to MONY Group's consolidated financial statements included in its 2002 Form 10K, in accordance with GAAP, the Group Pension Transaction did not constitute a sale because the Company retained substantially all the risks and rewards associated with the business transferred to Aegon. Accordingly, over the life of the transaction the Company was required to reflect the transferred assets and liabilities on its balance sheet under separate captions entitled “Assets transferred in Group Pension Transaction” and “Liabilities transferred in Group Pension Transaction”. As a result of the expiration of the transaction at December 31, 2002 and the recognition of earnings from the Final Value Payment from Aegon the Company has no further interest in the transferred assets and liabilities and, accordingly, such assets and liabilities are no longer reflected on its balance sheet. In addition, the Company has no interest in the revenues and expenses from such business subsequent to December 31, 2002.

Refer to the notes to MONY Group's consolidated financial statements filed with the SEC on Form 10-K for the year ended December 31, 2002 for further information.

Exhibit 4B

(Unaudited)

CLOSED BLOCK INCOME STATEMENT

	Three-Months Ended March 31,
	2003	2002
	($ millions)

REVENUES:
Premiums	113.2	120.4
Net investment income	98.9	98.2
Net realized gains/(losses) on investments	5.6	(1.1)
Other income	0.4	0.4

Total revenues	218.1	217.9

BENEFITS AND EXPENSES:
Benefits to policyholders	131.6	132.1
Interest credited to policyholders account balances	2.4	2.1
Amortization of deferred policy acquisition costs	8.8	11.7
Dividends to policyholders	60.7	60.2
Operating costs and expenses	1.4	1.1

Total benefits and expenses	204.9	207.2

Contribution from the Closed Block	13.2	10.7

CLOSED BLOCK ASSETS AND LIABILITIES

	March 31, 2003	December 31, 2002
	($ millions)

BALANCE SHEET DATA :
Assets:
General Account
Fixed maturities	$4,222.0	$4,160.9
Mortgage loans on real estate	600.8	633.6
Real estate to be disposed of	9.3	8.3
Amounts due from broker	18.4	0.9
Policy loans	1,109.3	1,119.0
Cash and cash equivalents	121.3	59.2
Premiums receivable	6.3	11.1
Deferred policy acquisition costs	421.2	430.5
Other assets	217.1	210.5

Total closed block assets	$6,725.7	$6,634.0

Liabilities:
General Account
Future policy benefits	$6,899.0	$6,901.4
Policyholders’ account balances	290.4	291.6
Other policyholders’ liabilities	149.7	159.1
Other liabilities	422.6	328.0

Total closed block liabilities	$7,761.7	$7,680.1

Exhibit 4C

(Unaudited)

FIXED MATURITIES BY CREDIT QUALITY—CLOSED BLOCK

PUBLIC FIXED MATURITIES BY CREDIT QUALITY

NAIC Rating	Rating Agency Equivalent Designation	Amortized Cost	As of March 31, 2003 % of Total	Estimated Fair Value	Amortized Cost	As of December 31, 2002 % of Total	Estimated Fair Value
		($ millions)

1	Aaa/Aa/A	$1,710.5	75.0%	$1,855.1	$1,626.7	73.6%	$1,771.1
2	Baa	452.6	19.5%	482.9	464.5	20.3%	489.7
3	Ba	95.9	3.9%	96.3	100.4	4.1%	99.8
4	B	29.0	1.2%	30.8	41.0	1.7%	40.5
5	Caa and lower	6.1	0.4%	9.4	6.0	0.3%	6.0
6	In or near default	—	0.0%	—	—	0.0%	—

	Subtotal	2,294.1	100.0%	2,474.5	2,238.6	100.0%	2,407.1
	Redeemable preferred stock	—	0.0%	—	—	0.0%	—

	Total Public Fixed
	Maturities	$2,294.1	100.0%	$2,474.5	$2,238.6	100.0%	$2,407.1

PRIVATE FIXED MATURITIES BY CREDIT QUALITY

NAIC Rating	Rating Agency Equivalent Designation	Amortized Cost	As of March 31, 2003 % of Total	Estimated Fair Value	Amortized Cost	As of December 31, 2002 % of Total	Estimated Fair Value
		($ millions)			($ millions)

1	Aaa/Aa/A	$640.1	39.8%	$694.4	$658.9	40.8%	$716.2
2	Baa	710.0	44.0%	768.6	707.7	44.0%	772.5
3	Ba	185.7	10.8%	189.1	179.7	10.5%	183.4
4	B	57.2	3.1%	54.4	49.3	2.5%	44.7
5	Caa and lower	15.3	0.8%	14.7	16.3	0.9%	15.0
6	In or near default	22.7	1.5%	26.3	22.7	1.3%	22.0

	Subtotal	1,631.0	100.0%	1,747.5	1,634.6	100.0%	1,753.8
	Redeemable preferred stock	—	0.0%	—	—	0.0%	—

	Total Private Fixed
	Maturities	$1,631.0	100.0%	$1,747.5	$1,634.6	100.0%	$1,753.8

TOTAL FIXED MATURITIES BY CREDIT QUALITY

NAIC Rating	Rating Agency Equivalent Designation	Amortized Cost	As of March 31, 2003 % of Total	Estimated Fair Value	Amortized Cost	As of December 31, 2002 % of Total	Estimated Fair Value
		($ millions)			($ millions)

1	Aaa/Aa/A	$2,350.6	60.4%	$2,549.5	$2,285.6	59.8%	$2,487.3
2	Baa	1,162.6	29.6%	1,251.5	1,172.2	30.3%	1,262.2
3	Ba	281.6	6.8%	285.4	280.1	6.8%	283.2
4	B	86.2	2.0%	85.2	90.3	2.1%	85.2
5	Caa and lower	21.4	0.6%	24.1	22.3	0.5%	21.0
6	In or near default	22.7	0.6%	26.3	22.7	0.5%	22.0

	Subtotal	3,925.1	100.0%	4,222.0	3,873.2	100.0%	4,160.9
	Redeemable preferred stock	—	0.0%	—	—	0.0%	—

	Total Fixed
	Maturities	$3,925.1	100.0%	$4,222.0	$3,873.2	100.0%	$4,160.9

Exhibit 5

(Unaudited)

PROTECTION PRODUCTS SEGMENT

NEW ANNUALIZED AND SINGLE PREMIUMS AND INFORCE

	Three-Months Ended March 31,
	2003	2002
	($ millions)

PROTECTION BUSINESS SALES(3):
Traditional life (1)	$1.3	$0.7
Term	13.6	11.2
Universal life	12.3	7.7
Variable universal life	5.1	10.5
Corporate owned life insurance	33.7	18.3
Group universal life	1.4	0.3

Total	$67.4	$48.7

	As of
	March 31, 2003	December 31, 2002
Insurance In Force ($ in millions except number of policies)

Traditional Life (1):
Number of policies (in thousands)	835.5	839.1
GAAP life reserves	$7,462.9	$7,447.0
Face amounts	$83,287.4	$82,598.6

Universal Life:
Number of policies (in thousands)	74.1	74.0
GAAP life reserves	$779.8	$765.4
Face amounts	$11,140.0	$10,790.2

Variable Universal Life (2):
Number of policies (in thousands)	67.6	68.0
GAAP life reserves	$929.2	$880.3
Face amounts	$18,685.7	$18,790.2

Group Universal Life:
Number of policies (in thousands)	40.9	41.8
GAAP life reserves	$71.8	$70.3
Face amounts	$1,488.9	$1,497.3

Total:
Number of policies (in thousands)	1,018.1	1,022.9
GAAP life reserves	$9,243.7	$9,163.0
Face amounts	$114,602.0	$113,676.3

(1)	Consists of whole life and term policies
(2)	Includes corporate owned life insurance
(3)	See Preface.

Exhibit 6

(Unaudited)

PROTECTION PRODUCTS SEGMENT

GAAP DIRECT PREMIUMS AND DEPOSITS BY PRODUCT

	Three-Months Ended March 31,
	2003	2002
	($ millions)

LIFE INSURANCE:
GAAP Premiums:
Traditional Life (1):
First year & single	$43.5	$41.0
Renewal	14.5	143.6

Total Direct Premiums	58.0	184.6
Less Ceded Premiums	(27.2)	(24.2)

Total GAAP Premiums	$30.8	$160.4

Deposits:
Universal Life:
First year & single	$12.9	$8.0
Renewal	24.1	24.1

Total	$37.0	$32.1

Variable Universal Life:
First year & single	$6.4	$13.5
Renewal	28.4	25.9

Total	$34.8	$39.4

Corporate Sponsored Variable Universal Life:
First year & single	$24.8	$14.7
Renewal	21.6	9.1

Total	$46.4	$23.8

Group Universal Life:
First year & single	$1.2	$0.4
Renewal	2.6	2.8

Total	$3.8	$3.2

(1)	Consists of whole life and term policies includes disability income insurance premiums of $15.2 million and $15.9 million for the three month periods ended March 31, 2003 and 2002, respectively, which is 100% reinsured and no longer offered by the Company.

Exhibit 7

ACCUMULATION PRODUCTS SEGMENT

The Accumulation Products segment represents fixed annuities, single premium deferred annuities, immediate annuities, flexible payment variable annuities and proprietary retail mutual funds.

Exhibit 8

(Unaudited)

ACCUMULATION PRODUCTS SEGMENT

INCOME STATEMENT DATA

	Three-Months Ended March 31,
	2003	2002
	($ millions)

REVENUES:
Premiums	$3.7	$1.5
Universal life and investment-type product policy fees	9.9	12.1
Net investment income	21.3	21.2
Other income	22.1	25.8

Total revenues	57.0	60.6

BENEFITS AND EXPENSES:
Benefits to policyholders	11.8	6.2
Interest credited to policyholder account balances	13.3	10.4
Amortization of deferred policy acquisition costs	3.4	5.9
Dividends to policyholders	0.3	0.3
Other operating costs and expenses	28.0	29.1

Total benefits and expenses	56.8	51.9

Pre-tax income from continuing operations excluding net realized gains/(losses) on investments	0.2	8.7
Net realized gains/(losses) on investments	3.3	(0.2)

Pre-tax income from continuing operations	3.5	8.5
Discontinued operations—pre-tax	0.4	—

Pre-tax income	$3.9	$8.5

	Three-Months Ended March 31,
	2003	2002
	($ millions)
Pre-tax adjusted operating income including net results of venture capital investments	$0.2	$8.7
Net loss/(gains) from venture capital investments	1.8	(0.8)

Pre-tax adjusted operating income	$2.0	$7.9

Exhibit 9

(Unaudited)

ACCUMULATION PRODUCTS SEGMENT

ASSETS UNDER MANAGEMENT

	March 31, 2003	March 31, 2002	December 31, 2002
	($ billions)

ACCUMULATION SEGMENT:
Assets under management
Individual variable annuities	$3.2	$3.9	$3.2
Individual fixed annuities	0.8	0.7	0.8
Proprietary retail mutual funds	3.9	4.5	3.7

	$7.9	$9.1	$7.7

	Three-Months Ended March 31,
	2003	2002
	($ billions)

RECONCILIATION IN ACCOUNT VALUE:
VARIABLE ANNUITY:
Beginning account value	$3.2	$3.9
Sales (1)(2)	0.1	0.1
Market appreciation	(0.0)	0.0
Mortality and expense	(0.0)	(0.0)
Surrenders and withdrawals	(0.1)	(0.1)

	$3.2	$3.9

ENTERPRISE GROUP OF FUNDS:
Beginning account value	$3.7	$4.4
Sales(2)	0.5	0.3
Dividends reinvested	0.0	0.0
Market appreciation	(0.1)	0.0
Redemptions	(0.2)	(0.3)

Ending account value	$3.9	$4.5

(1)	Includes in 2003, the assumed management of $0.2 billion of money market funds previously managed by a third party.
(2)	See Preface.

Exhibit 10

RETAIL BROKERAGE AND INVESTMENT BANKING

The Retail Brokerage and Investment Banking segment is comprised of results of the Company's subsidiaries, The Advest Group, Inc. (“AGI”), Matrix Capital Markets Group (“Matrix”) and MONY Securities Corp. (“MSC”). AGI through its subsidiaries, provides diversified financial services including securities brokerage, trading, investment banking, trust and asset management. Matrix is a middle market investment bank specializing in merger and acquisition services for a middle market client base. MSC is a broker dealer which transacts customer trades primarily in securities and mutual funds. In addition to selling the Company's proprietary investment products, MSC provides customers of the Company's protection and accumulation products access to other non-proprietary investment products (including stocks, bonds, limited partnership interests, tax-exempt unit investment trusts and other investment securities).

Exhibit 11

(Unaudited)

RETAIL BROKERAGE AND INVESTMENT BANKING

INCOME STATEMENT DATA

	Three-Months Ended
	March 31,
	2003	2002
	($ millions)

REVENUES:
Net investment income	$—	$—
Retail brokerage and investment banking	94.6	93.1
Other income	4.0	—

Total revenues	98.6	93.1

BENEFITS AND EXPENSES:
Other operating costs and expenses	99.7	93.9

Total benefits and expenses	99.7	93.9

Pre-tax income from continuing operations excluding net realized gains/(losses) on investments	(1.1)	(0.8)
Net realized gains/(losses) on investments	—	—

Pre-tax income from continuing operations	$(1.1)	$(0.8)

Exhibit 12

(Unaudited)

RETAIL BROKERAGE AND INVESTMENT BANKING

INCOME STATEMENT DETAIL

	Three-Months Ended March 31,
	2003	2002
	($ millions)
REVENUES:
Commissions	$34.3	$42.4
Interest	7.1	8.7
Principal transactions	32.0	22.7
Asset management and administration	12.9	13.0
Investment banking	7.1	5.2
Other	5.2	1.1

Total revenues	98.6	93.1

EXPENSES:
Compensation	58.3	53.3
Interest	3.4	4.6
Other	38.0	36.0

Total expenses	99.7	93.9

Pre-tax loss	$(1.1)	$(0.8)

	ADVEST—NET INTEREST
	Three-Months Ended
	March 31, 2003		March 31, 2002
	($ millions)
Net Interest Income—
Interest Income:
Brokerage customers	$3.0	42.3%	$4.1	47.1%
Stock borrowed	0.6	8.4%	1.2	13.8%
Investments	—	0.0%	0.1	1.2%
Security inventory	2.7	38.0%	2.2	25.3%
Other	0.8	11.3%	1.1	12.6%

	$7.1	100.0%	$8.7	100.0%

Interest Expense:
Stock loaned	2.2	64.7%	2.9	63.0%
Brokerage customers	1.1	32.4%	1.3	28.4%
Borrowings	0.1	2.8%	0.2	4.3%
Other	—	0.1%	0.2	4.3%

	3.4	100.0%	4.6	100.0%

Net interest income	$3.7	52.1%	$4.1	47.0%

ADVEST STATISTICAL DATA

March 31, 2003
Client Assets ( in millions)*	$32,650.0
Number of Client Accounts (in thousands)	276

*	Includes assets managed under fee-based programs of approximately $5,826 million.

Exhibit 13

OTHER PRODUCTS SEGMENT

The Company’s Other Products segment primarily consists of an insurance brokerage operation and the Run-Off businesses. The insurance brokerage operation provides the Company’s career agency sales force with access to non-variable life, annuity, small group health and specialty insurance products written by other carriers to meet the insurance and investment needs of its customers. The Run-Off Businesses primarily consist of group life and health insurance as well as the group pension business that was not included in the Group Pension Transaction.

RECONCILING AMOUNTS

The reconciling amounts include certain benefits for the Company’s benefit plans, the results of the holding companies and certain non-recurring items.

Exhibit 14

(Unaudited)

OTHER/RECONCILING PRODUCTS SEGMENT

INCOME STATEMENT DATA

	Three-Months Ended March 31,
	2003	2002
	($ millions)

REVENUES:
Premiums	$2.3	$2.5
Universal life and investment-type product policy fees	0.7	1.2
Net investment income	10.9	12.5
Other income	7.8	6.6

Total revenues	21.7	22.8

BENEFITS AND EXPENSES:
Benefits to policyholders	5.0	8.5
Interest credited to policyholder account balances	2.4	2.1
Amortization of deferred policy acquisition costs	—	—
Dividends to policyholders	0.1	0.3
Other operating costs and expenses	29.1	23.8

Total benefits and expenses	36.6	34.7

Pre-tax income from continuing operations excluding net realized gains/(losses) on investments	(14.9)	(11.9)
Net realized gains/(losses) on investments	5.8	(0.2)

Pre-tax income from continuing operations	(9.1)	(12.1)
Discontinued operations—pre-tax	0.1	—

Pre-tax income	$(9.0)	$(12.1)

	Three-Months Ended March 31,
	2003	2002
	($ millions)
Pre-tax adjusted operating income, including net results of venture capital investments	$(14.9)	$(11.9)
Net loss/(gains) from venture capital investments	1.3	(0.3)

Pre-tax adjusted operating income	$(13.6)	$(12.2)

INVESTMENTS

ALL INVESTMENT DATA PRESENTED IN THE FOLLOWING SECTION

INCLUDES INVESTED ASSETS IN THE CLOSED BLOCK

Exhibit 16

(Unaudited)

CONSOLIDATED GAAP INVESTED ASSETS

	As of		As of
	March 31, 2003		December 31, 2002
	Carrying	% of	Carrying	% of
	Value	Total	Value	Total
INVESTED ASSETS	($ Millions)

Fixed Maturities, Available for Sale	$8,082.0	66.3%	$7,971.1	66.3%
Fixed Maturities, Held to Maturity	0.1	0.0%	0.1	0.0%
Equity Securities, Available for Sale	245.2	2.0%	249.0	2.1%
Mortgage Loans on Real Estate	1,829.0	15.0%	1,877.4	15.6%
Policy Loans	1,204.0	9.9%	1,212.5	10.1%
Real Estate to be Disposed Of	19.5	0.2%	26.8	0.2%
Real Estate Held for Investment	181.0	1.5%	180.2	1.5%
Other Invested Assets	131.2	1.1%	110.8	0.9%
Cash and Cash Equivalents	487.7	4.0%	390.0	3.3%

Invested Assets, excluding Trading Securities	$12,179.7	100.0%	$12,017.9	100.0%

The Exhibit above includes invested assets in the Closed Block and excludes Trading Securities in Advest.

Exhibit 17

(Unaudited)

INVESTMENT RESULTS BY ASSET CATEGORY

	Three Months Ended		Three Months Ended		Year Ended		Year Ended		Year Ended
	March 31, 2003		March 31, 2002		December 31, 2002		December 31, 2001		December 31,2000
	Yield (2)	Amount	Yield (2)	Amount	Yield (1)	Amount	Yield (1)	Amount	Yield (1)	Amount
	($ millions)		($ millions)		($ millions)		($ millions)		($ millions)

FIXED MATURITIES (4)
Investment Income	6.8%	$127.1	7.2%	$123.9	6.9%	$491.0	7.3%	$492.5	7.4%	$495.4
Realized Gains (losses)	0.9%	16.4	0.3%	4.8	-1.1%	(79.3)	0.0%	(2.6)	-0.4%	(30.1)
Total	7.7%	$143.5	7.5%	$128.7	5.8%	$411.7	7.3%	$489.9	7.0%	$465.3

Ending Assets		$7,560.0		$6,862.0		$7,453.4		$6,829.2		$6,702.8

EQUITY SECURITIES
Investment Income	-12.6%	$(7.8)	7.9%	$6.0	2.9%	$7.9	-10.8%	$(33.9)	56.4%	$239.4
Realized Gains (losses)	-5.7%	(3.5)	-1.5%	(1.1)	-14.1%	(38.7)	-2.5%	(7.8)	5.1%	21.6
Total	-18.3%	$(11.3)	6.4%	$4.9	-11.2%	$(30.8)	-13.3%	$(41.7)	61.5%	$261.0

Ending Assets		$245.2		$305.8		$249.0		$299.2		$328.6

MORTGAGE LOANS
Investment Income	7.7%	$35.6	7.7%	$34.4	7.5%	$138.9	7.8%	$139.8	8.3%	$144.4
Realized Gains (losses)	0.3%	1.4	-0.6%	(2.6)	-0.2%	(3.0)	0.5%	9.3	1.1%	19.8
Total	8.0%	$37.0	7.1%	$31.8	7.3%	$135.9	8.3%	$149.1	9.4%	$164.2

Ending Assets		$1,829.0		$1,763.2		$1,877.4		$1,809.7		$1,754.7

REAL ESTATE (3)
Investment Income	8.7%	$4.4	12.4%	$7.3	7.4%	$16.2	4.3%	$9.5	7.0%	$20.4
Realized Gains (losses)	11.9%	6.0	-6.0%	(3.5)	-16.9%	(36.9)	-2.4%	(5.4)	9.2%	26.7
Total	20.6%	$10.4	6.4%	$3.8	-9.5%	$(20.7)	1.9%	$4.1	16.2%	$47.1

Ending Assets		$200.5		$240.2		$206.9		$230.8		$212.0

POLICY LOANS
Investment Income	6.6%	$20.0	7.0%	$21.5	6.9%	$84.8	6.9%	$86.5	6.8%	$86.6
Realized Gains (losses)	0.0%	—	0.0%	—	0.0%	—	0.0%	—	0.0%	—
Total	6.6%	$20.0	7.0%	$21.5	6.9%	$84.8	6.9%	$86.5	6.8%	$86.6

Ending Assets		$1,204.0		$1,223.7		$1,212.5		$1,229.0		$1,264.6

CASH AND CASH EQUIVALENTS
Investment Income	1.4%	$1.6	1.9%	$2.1	2.1%	$9.3	4.4%	$29.3	6.6%	$28.2
Realized Gains (losses)	0.0%	0.0	0.0%	(0.0)	0.0%	(0.0)	-0.1%	(0.8)	0.0%	(0.0)
Total	1.4%	$1.6	1.9%	$2.1	2.1%	$9.3	4.3%	$28.5	6.6%	$28.2

Ending Assets		$487.7		$535.3		$390.0		$441.0		$869.6

OTHER INVESTED ASSETS
Investment Income	6.6%	$2.0	10.4%	$3.2	16.1%	$18.3	8.4%	$9.1	5.9%	$4.1
Realized Gains (losses)	-0.9%	(0.3)	0.1%	—	0.1%	0.1	-4.7%	(5.0)	-0.7%	(0.5)
Total	5.7%	$1.7	10.5%	$3.2	16.2%	$18.4	3.7%	$4.1	5.2%	$3.6

Ending Assets		$131.2		$126.8		$110.8		$116.7		$100.0

TOTAL BEFORE INVESTMENT EXPENSES AND DISCONTINUED OPERATIONS
Investment Income	6.3%	$182.9	7.2%	$198.3	6.9%	$766.6	6.6%	$732.8	9.2%	$1,018.4
Realized Gains (losses)	0.7%	20.1	-0.1%	(2.4)	-1.4%	(157.8)	-0.1%	(12.3)	0.3%	37.5
Total	7.0%	$203.0	7.1%	$195.9	5.5%	$608.8	6.5%	$720.5	9.5%	$1,055.9

Ending Assets		$11,657.6		$11,057.0		$11,500.0		$10,955.6		$11,232.3

Other Fee Income	0.0%	$0.7	0.1%	$1.4	0.0%	$1.3	0.0%	$5.3	0.0%	$4.0
Investment expense	-0.3%	$(8.4)	-0.4%	$(10.0)	-0.3%	$(29.6)	-0.4%	$(46.1)	-0.4%	$(44.3)
Discontinued Operations—Income	1.3%	$0.1	0.0%	$—	-2.5%	$(1.0)	0.0%	$—	0.0%	$—
Discontinued Operations—Realized Gains (Losses)	59.8%	$3.5	0.0%	$—	12.8%	$4.8	0.0%	$—	0.0%	$—
TOTAL AFTER INVESTMENT EXPENSES AND DISCONTINUED OPERATIONS
Investment Income	6.0%	$175.1	6.9%	$189.7	6.6%	$737.3	6.2%	$692.1	8.8%	$978.1
Realized Gains (losses)	0.6%	16.6	-0.1%	(2.4)	-1.4%	(153.0)	-0.1%	(12.3)	0.3%	37.5
Total	6.6%	$191.7	6.8%	$187.3	5.2%	$584.3	6.1%	$679.8	9.1%	$1,015.6

Ending Assets		11,657.6		11,057.0		11,500.0		10,955.6		11,232.3

Net unrealized gains (losses) on fixed maturities		522.1		58.2		517.8		146.9		(9.8)

Total invested assets		$12,179.7		$11,115.2		$12,017.8		$11,102.5		$11,222.5

(1)	Yields are based on annual average asset carrying values, excluding unrealized gains (losses) in the fixed maturity asset category.
(2)	Yields are based on quarterly average asset carrying values, excluding unrealized gains (losses) in the fixed maturity asset category.
(3)	Equity real estate income is shown net of operating expenses, depreciation and minority interest, and includes net income classified as discontinued operations.
(4)	Trading portfolio balances of $787.5 million at 3/31/2003 and $726.7 million at 12/31/2002 and results from both are excluded from the yield calculation.

The Exhibit above includes invested assets in the Closed Block and excludes Trading Securities in Advest.

Exhibit 18A

(Unaudited)

FIXED MATURITIES BY CREDIT QUALITY

PUBLIC FIXED MATURITIES BY CREDIT QUALITY

		As of March 31, 2003			Year Ended December 31, 2002
NAIC Rating	Rating Agency Equivalent Designation	Amortized Cost	% of Total	Estimated Fair Value	Amortized Cost	% of Total	Estimated Fair Value
		($ millions)			($ millions)

1	Aaa/Aa/A	$3,459.4	75.1%	$3,700.3	$3,277.5	73.6%	$3,531.4
2	Baa	902.7	19.7%	970.6	920.1	20.4%	977.2
3	Ba	172.9	3.6%	178.4	201.9	4.2%	204.2
4	B	50.5	1.1%	53.6	65.1	1.4%	65.7
5	Caa and lower	15.9	0.5%	21.9	17.6	0.4%	17.7
6	In or near default	1.2	0.0%	1.3	0.9	0.0%	0.9

	Subtotal	4,602.6	100.0%	4,926.1	4,483.1	100.0%	4,797.1
	Redeemable preferred stock	1.0	0.0%	1.0	1.0	0.0%	1.0

	Total Public Fixed Maturities	$4,603.6	100.0%	$4,927.1	$4,484.1	100.0%	$4,798.1

PRIVATE FIXED MATURITIES BY CREDIT QUALITY

		As of March 31, 2003			Year Ended December 31, 2002
NAIC Rating	Rating Agency Equivalent Designation	Amortized Cost	% of Total	Estimated Fair Value	Amortized Cost	% of Total	Estimated Fair Value
		($ millions)			($ millions)

1	Aaa/Aa/A	$895.6	30.9%	$974.9	$943.2	32.4%	$1,027.3
2	Baa	1,405.7	48.0%	1,513.2	1,400.6	47.9%	1,519.0
3	Ba	443.1	14.2%	449.5	402.2	12.8%	406.3
4	B	105.2	3.2%	102.8	111.3	3.3%	106.3
5	Caa and lower	28.8	0.9%	28.0	31.2	0.9%	29.7
6	In or near default	32.0	1.2%	37.3	34.7	1.1%	35.0

	Subtotal	2,910.4	98.4%	3,105.7	2,923.2	98.4%	3,123.6
	Redeemable preferred stock	46.0	1.6%	49.3	46.0	1.6%	49.5

	Total Private Fixed Maturities	$2,956.4	100.0%	$3,155.0	$2,969.2	100.0%	$3,173.1

TOTAL FIXED MATURITIES BY CREDIT QUALITY

		As of March 31, 2003			Year Ended December 31, 2002
NAIC Rating	Rating Agency Equivalent Designation	Amortized Cost	% of Total	Estimated Fair Value	Amortized Cost	% of Total	Estimated Fair Value
		($ millions)			($ millions)

1	Aaa/Aa/A	$4,355.0	57.9%	$4,675.2	$4,220.7	57.2%	$4,558.7
2	Baa	2,308.4	30.7%	2,483.8	2,320.7	31.3%	2,496.2
3	Ba	616.0	7.8%	627.9	604.1	7.7%	610.5
4	B	155.7	1.9%	156.4	176.4	2.2%	172.0
5	Caa and lower	44.7	0.6%	49.9	48.8	0.6%	47.4
6	In or near default	33.2	0.5%	38.6	35.6	0.4%	35.9

	Subtotal	7,513.0	99.4%	8,031.8	7,406.3	99.4%	7,920.7
	Redeemable preferred stock	47.0	0.6%	50.3	47.0	0.6%	50.5

	Total Fixed Maturities	$7,560.0	100.0%	$8,082.1	$7,453.3	100.0%	$7,971.2

The Exhibit above includes invested assets in the Closed Block and excludes Trading Securities in Advest.

Exhibit 18B

(Unaudited)

FIXED MATURITIES BY INDUSTRY

	As of March 31, 2003
	($ millions)

Industry	Public	%	Private	%	Total	%
Consumer Goods & Services	$650.1	13.2%	$890.6	28.2%	$1,540.7	19.1%
Government & Agency	951.2	19.3%	0.0	0.0%	951.2	11.8%
Other Manufacturing	147.2	3.0%	671.7	21.3%	818.9	10.1%
Public Utilities	470.2	9.5%	284.3	9.0%	754.5	9.3%
Non-Government—Asset/Mortgage Backed	446.5	9.1%	215.1	6.8%	661.6	8.2%
Financial Services	271.7	5.5%	298.8	9.5%	570.5	7.1%
Banks	505.8	10.3%	45.4	1.5%	551.2	6.8%
Mortgage Backed—Government & Agency	538.9	10.9%	0.9	0.0%	539.8	6.7%
Transportation/Aerospace	299.3	6.1%	173.7	5.5%	473.0	5.8%
Energy	220.8	4.5%	185.2	5.9%	406.0	5.0%
Nat/Res/Manuf(non-energy)	108.8	2.2%	186.9	5.9%	295.7	3.7%
Other	155.2	3.1%	24.2	0.8%	179.4	2.2%
Media/Adver/Printing	50.7	1.0%	111.1	3.5%	161.8	2.0%
Telecommunications	87.9	1.8%	13.2	0.4%	101.1	1.3%
Cable Television	17.7	0.4%	32.0	1.0%	49.7	0.6%
Bank Holding Companies	5.1	0.1%	21.9	0.7%	27.0	0.3%

Total	$4,927.1	100.0%	$3,155.0	100.0%	$8,082.1	100.0%

	As of December 31, 2002
	($ millions)

Industry	Public	%	Private	%	Total	%
Consumer Goods & Services	$592.5	12.3%	$865.1	27.3%	$1,457.6	18.3%
Government & Agency	1,025.0	21.4%	0.0	0.0%	1,025.0	12.9%
Other Manufacturing	185.4	3.9%	662.6	20.9%	848.0	10.6%
Public Utilities	470.2	9.8%	292.3	9.2%	762.5	9.6%
Non-Government—Asset/Mortgage Backed	493.4	10.3%	215.0	6.8%	708.4	8.9%
Financial Services	252.7	5.3%	299.0	9.5%	551.7	6.9%
Banks	491.0	10.2%	45.3	1.4%	536.3	6.7%
Mortgage Backed—Government & Agency	332.2	6.9%	186.5	5.9%	518.7	6.5%
Transportation/Aerospace	243.1	5.1%	196.5	6.2%	439.6	5.5%
Energy	106.6	2.2%	212.8	6.7%	319.4	4.0%
Nat/Res/Manuf(non-energy)	306.9	6.4%	1.0	0.0%	307.9	3.9%
Other	50.4	1.1%	112.6	3.5%	163.0	2.0%
Media/Adver/Printing	144.5	3.0%	16.7	0.5%	161.2	2.0%
Telecommunications	86.8	1.8%	13.7	0.4%	100.5	1.3%
Cable Television	17.4	0.3%	31.9	1.0%	49.3	0.6%
Bank Holding Companies	0.0	0.0%	22.1	0.7%	22.1	0.3%

Total	$4,798.1	100.0%	$3,173.1	100.0%	$7,971.2	100.0%

The Exhibit above includes invested assets in the Closed Block and excludes Trading Securities in Advest.

Exhibit 18C

(Unaudited)

VENTURE CAPITAL PARTNERSHIP INVESTMENTS

VENTURE CAPITAL PARTNERSHIP INVESTMENTS (1):

	As of	As of
	March 31, 2003	December 31, 2002
	($ in millions)	($ in millions)

Equity Method
Public common stock	$23.5	$27.7
Private common stock	61.3	64.3

Sub-total	84.8	92.0

Cost Method
Public common stock	14.3	15.2
Private common stock	79.3	79.0

Sub-total	93.6	94.2

Total Venture Capital Partnership Investments	$178.4	$186.2

(1)	Includes other net assets included on partnerships’ financial statements (e.g. cash, receivables, misc. payables, etc.)

VENTURE CAPITAL PARTNERSHIP INVESTMENTS BY SECTOR:

	As of		As of
	March 31, 2003		December 31, 2002
	($ Millions)%		($ Millions)%

Information Technology	$88.8	49.8%	$97.8	52.5%
Domestic LBO	36.5	20.4%	36.8	19.8%
Life Sciences	10.5	5.9%	10.7	5.8%
Telecommunications	5.3	3.0%	4.5	2.4%
International LBO	15.0	8.4%	13.3	7.1%
Merchant Banking	4.8	2.7%	5.8	3.1%
Other	17.5	9.8%	17.3	9.3%

Total Venture Capital Partnership Investments by Sector	$178.4	100.0%	$186.2	100.0%

Exhibit 19

(Unaudited)

PROBLEM, POTENTIAL PROBLEM AND RESTRUCTURED COMMERCIAL

MORTGAGES AT CARRYING VALUE

	As of March 31, 2003	As of December 31, 2002
	($ millions)

Total Commercial Mortgages	$1,523.3	$1,570.5

Problem commercial mortgages (1)	—	—
Potential problem commercial mortgages	87.5	104.7
Restructured commercial mortgages	9.2	20.4

Total problem, potential problem and restructured commercial mortgages	$96.7	$125.1

Total problem, potential problem and restructured commercial mortgages as % of total commercial mortgages	6.3%	8.0%

Valuation allowances/writedowns (2)
Potential problem loans	$—	$6.6
Restructured loans	2.1	8.0

Total valuation allowances/writedowns	$2.1	$14.6

Total valuation allowances as a percent of problem, potential problem and restructured commercial mortgages at carrying value before valuation allowances and writedowns	2.1%	10.5%

(1)	Problem commercial mortgages include delinquent loans and mortgage loans in foreclosure.
(2)	Includes impairment writedowns recorded prior to adoption of SFAS No. 114, Accounting by Creditors for Impairment of a Loan.

The Exhibit above includes invested assets in the Closed Block.

Exhibit 20A

(Unaudited)

EQUITY REAL ESTATE

	As of March 31, 2003	As of December 31, 2002
	($ millions)

TYPE
Real estate	$173.6	$173.8

Subtotal	173.6	173.8
Foreclosed	26.9	33.1

Total	$200.5	$206.9

Exhibit 20B

(Unaudited)

MORTGAGES AND REAL ESTATE

	As of March 31, 2003		As of December 31, 2002
	($ millions)		($ millions)

Geographic Region
Southeast	$413.4	20.4%	$457.2	21.9%
West	382.4	18.8%	367.1	17.6%
Northeast	262.9	13.0%	261.9	12.6%
Mountain	385.3	19.0%	392.4	18.8%
Midwest	341.9	16.8%	367.8	17.7%
Southwest	243.6	12.0%	238.0	11.4%

	$2,029.5	100%	$2,084.4	100%

	As of March 31, 2003		As of December 31, 2002
	($ millions)		($ millions)

Property Type:
Office Buildings	$874.3	43.1%	$924.2	44.3%
Agricultural	306.7	15.1%	308.3	14.8%
Hotel	290.8	14.3%	274.3	13.2%
Retail	153.6	7.6%	142.9	6.9%
Industrial	186.8	9.2%	188.2	9.0%
Other	124.0	6.1%	123.2	5.9%
Apartment Buildings	93.3	4.6%	123.3	5.9%

	$2,029.5	100%	$2,084.4	100%

The Exhibit above includes invested assets in the Closed Block.